UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2016

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meetings of Shareholders of WGL Holdings, Inc. and Washington Gas Light Company were held on March 1, 2016.

WGL Holdings, Inc.

At the WGL Holdings, Inc. 2016 Annual Meeting held on March 1, 2016, of the 49,846,896 shares outstanding and entitled to vote, 44,066,295 were represented, constituting a 88.40% quorum.  The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:   All of the board’s nominees for director were elected to the Board of Directors of WGL Holdings, Inc. to serve until the company’s 2017 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Michael D. Barnes	34,007,640	939,549	9,119,106
Stephen C. Beasley	34,717,696	229,493	9,119,106
George P. Clancy, Jr.	34,077,830	869,359	9,119,106
James W. Dyke, Jr.	34,118,932	828,257	9,119,106
Nancy C. Floyd	34,729,398	217,791	9,119,106
Linda R. Gooden	34,685,618	261,571	9,119,106
James F. Lafond	34,114,744	832,445	9,119,106
Debra L. Lee	34,084,973	862,216	9,119,106
Terry D. McCallister	33,555,911	1,391,278	9,119,106
Dale S. Rosenthal	34,727,778	219,411	9,119,106

Item No. 2:  The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
33,372,027	1,156,369	418,793	9,119,106

Item No. 3:	Shareholders approved the WGL Holdings, Inc. 2016 Omnibus Incentive Compensation Plan, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
31,076,647	3,402,639	467,903	9,119,106

Item No. 4:   The appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal 2016 was ratified by the shareowners, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
42,810,879	1,080,818	174,598	0

Washington Gas Light Company

At the Washington Gas Light Company 2016 Annual Meeting held on March 1, 2016, of the 46,760,136 shares outstanding and entitled to vote, 46,479,536 were represented, constituting a 99% quorum.  The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:   All of the board’s nominees for director were elected to the Board of Directors of Washington Gas Light Company to serve until the company’s 2017 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Michael D. Barnes	46,479,536	0	0
Stephen C. Beasley	46,479,536	0	0
George P. Clancy, Jr.	46,479,536	0	0
James W. Dyke, Jr.	46,479,536	0	0
Nancy C. Floyd	46,479,536	0	0
Linda R. Gooden	46,479,536	0	0
James F. Lafond	46,479,536	0	0
Debra L. Lee	46,479,536	0	0
Terry D. McCallister	46,479,536	0	0
Dale S. Rosenthal	46,479,536	0	0

Item No. 2:  The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,479,536	0	0	0

Item No. 3:   The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016 was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,479,536	0	0	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
and
Washington Gas Light Company
(Registrants)

Date: March 2, 2016	/s/ William R. Ford
William R. Ford
Vice President & Chief Accounting Officer
(Principal Accounting Officer)